Exhibit 99.2
A Leader in Payroll / HR Outsourcing October 27, 2005 Quarterly Earnings Conference Call

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the third quarter of fiscal 2006 and for the fiscal year ending March 31, 2006, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2005, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks associated with changes in economic conditions or unemployment compensation or tax credit laws; (8) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross- selling opportunities; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; and (11) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

Financial Highlights - Quarter Ended September 2005 Revenues - $48.3 million 32% growth compared to the year-ago quarter 54% growth in The Work Number services 20% growth in tax management services Gross margin - 63.7% 470 basis point improvement over the same quarter last year Earnings from continuing operations $7.2 million, or $0.32 per diluted share 82% growth compared to prior year's $3.9 million, or $0.18 per diluted share

Fiscal 2006 Financial Guidance Fiscal year ending March 2006 - Raising Guidance Total revenues $193 million to $196 million Diluted earnings per share (from continuing operations) $1.20 to $1.24 Quarter ending September 2005 - Initial Guidance Total revenues $46 million to $48 million Year ago - $39.8 million Diluted earnings per share (from continuing operations) $0.29 to $0.31 Year ago - $0.22

Broad Range of Payroll Data-Based Solutions

Earnings Highlights - Quarter Ended September 2005 Revenues of $48.3 million 32% growth over prior year's $36.6 million The Work Number services - 54% growth Tax management services - 20% growth Gross profit increased 43% to $30.8 million from $21.6 million last year Gross margin improved 470 basis points to 63.7% from 59.0% last year The Work Number services - 78.6% Tax management services - 51.0% Tax Mgmt Services TWN Services Other 54 45 1

SG&A expenses were 37.5% of revenues, compared to 39.3% last year 180 basis point improvement Operating margin was 26.2% of revenues, compared to 19.7% last year 650 basis point improvement Earnings from continuing operations $7.2 million, or $0.32 per diluted share 82% growth compared to prior year's $3.9 million, or $0.18 per diluted share Earnings Highlights - Quarter Ended September 2005

Earnings Highlights - Six Months Ended September 2005 Revenues of $95.1 million 31% growth over prior year's $72.7 million The Work Number services - 48% growth Tax management services - 22% growth Gross profit increased 43% to $60.0 million from $42.1 million last year Gross margin improved 520 basis points to 63.1% from 57.9% last year The Work Number services - 77.8% Tax management services - 50.9% Tax Mgmt Services TWN Services Other 55 44 1

SG&A expenses were 37.8% of revenues, compared to 40.7% last year 290 basis point improvement Operating margin was 25.3% of revenues, compared to 13.8% (17.2%* excluding FY2005 SEC settlement) last year 810 basis point improvement (excl. FY2005 SEC settlement) Earnings from continuing operations $13.6 million, or $0.61 per diluted share Compared to prior year $4.1 million, or $0.20 per diluted share (incl. FY2005 SEC settlement) $6.6 million*, or $0.32* per diluted share (excl. FY2005 SEC settlement) Earnings Highlights - Six Months Ended September 2005 * Reconciliation for FY 2005 Operating Margin Earnings (millions) Diluted EPS GAAP 13.8% $4.1 $0.20 SEC settlement charge 3.4% 2.5 0.12 Excluding SEC settlement charge 17.2% $6.6 $0.32

Cash flow from operating activities Three months: $6.9 million versus $8.6 million last year Six months: $15.4 million versus $11.8 million last year Uses of cash Three Months Six Months Acquisitions $ 0.1 million $ 27.5 million Debt repayments 8.0 million 18.0 million Short-term invest (net) (2.7 million) 1.3 million Capital expenditures 2.7 million 5.1 million Dividend payments 0.9 million 1.7 million Stock repurchase 1.3 million 1.3 million Cash Flow Highlights - Three and Six Months Ended Sept 2005

Financial Position Highlights - September 30, 2005 Cash and investments - $11.8 million $19.0 million at March 31, 2005 Debt - $66.9 million $57.5 million at March 31, 2005 $27.5 million current year borrowings for acquisitions $18.0 million repaid year to date Treasury stock Repurchased 37,800 shares for $1.3 million during the quarter No shares in the treasury at September 30, 2005

The Work Number Services - Growth Initiatives Add Records to the Database Add New Verifiers Regular Price Increases Add New Services REACH Program Phase 1: Expand usage within verifier clients Phase 2: Expand usage within employer clients 59 41 55 45 45% of TALX Revenue (Fiscal 2006/Q2) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 First Half 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 3rd Quarter 4.635 6.856 9.011 10.028 15.56 4th Quarter 5.796 7.566 10.733 14.01 21.21 Revenue History (millions)

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Growth Outpaces Database Growth (percent) Revenue Records Source: Mortgage Bankers Association Mortgage Index

FY2003 FY2004 FY2005 Pre-employment 9.97 8 11.06 Consumer Finance 5.27 7.49 13.65 Social Services 1.87 3.59 5.95 Other Verifications 1.24 2.19 2.63 Mortgage 12.25 16.61 21.04 Other Work Number Services* 5.33 7.51 11.04 The Work Number Services - Revenue Mix (annually) *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress Revenue Mix (millions by year) $35.9 $46.6 $65.4

FY2005 FY2005 FY2006 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 Other Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +54% Q2 Q3 Q4 Q1 Q2 $14.2 $15.6 $21.2 $20.4 $21.9 Fiscal Year 2006 Fiscal Year 2005

The Work Number Services - Metrics Gross margin for the quarter - 78.6% The Work Number Employment and Income Verification 9.8 million records added to the database during the quarter Includes over 6 million records gained through Jon-Jay acquisition 126.5 million records under contract 119.2 million live 7.3 million in backlog Other Work Number services ePayroll - 84% revenue growth over year-ago quarter HireXpress - 34% revenue growth over year-ago quarter

Unemployment Claims Management and Tax Planning - Include fee escalation provisions Unbundle standard services New applications Tax Credit and Incentive Services Roll-up opportunities Cross-selling Greatest growth potential Gross Margin - 51.0% Improved 120 basis points year over year Tax Management Services - Growth Initiatives 0.57 0.43 54 46 54% of TALX Revenue (Fiscal 2006/Q2) Tax Management Services Revenue

Acquisitions and Cross-selling - Growth Strategies Acquisition Objectives Accretive to earnings per share Provide records for The Work Number database Same or complementary services Strong management Nine Acquisitions/Integrations Since 2002 Enhanced cross-selling opportunities by adding clients and services Fueled growth in The Work Number services Last 8 funded with cash 0.57 0.43 80 20 80% of new contracts from existing clients Cross-selling success

Key Investment Highlights Market Leadership in Two Payroll and HR Areas Employment and income verification Tax management services Diversified Client Base (no one client > 5% of revenue) Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow